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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 12, 2004


                          EasyLink Services Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      000-26371               13-3787073
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
       of  incorporation)                                   Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
           Former Name or Former Address, if Changed Since Last Report




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Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

         Exhibit No. 99.1         Press Release dated February 12, 2004.


Item 12.  Results of Operations and Financial Condition

On February 12, 2004, EasyLink Services Corporation issued a press release reporting on its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Items 7 and 12 of this report (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless specifically incorporated by reference in such filing.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 12, 2004

                          EASYLINK SERVICES CORPORATION


                          By:s/Thomas Murawski
                          --------------------------------
                          Thomas Murawski, Chief Executive Officer and President



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                                INDEX TO EXHIBITS

Exhibit No.   Description

99.1          Press Release dated February 12, 2004